UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  January 29, 2010

INDEPENDENT BANK CORPORATION

(Exact name of registrant as

specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-7818 (Commission File Number)	38-2032782 (IRS Employer Identification No.)

230 West Main Street Ionia, Michigan (Address of principal executive office)	48846 (Zip Code)

Registrant's telephone number,

including area code:

(616) 527-9450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☒    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

On January 29, 2010, Independent Bank Corporation (the "Corporation") held a special meeting of its shareholders.  Following the special meeting, the Corporation issued a press release announcing the results of the meeting. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01        Financial Statements and Exhibits

(d)       Exhibits

99.1     Press Release dated January 29, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORPORATION

                                                                        (Registrant)

Date:  January 29, 2010                                              /s/ Robert N. Shuster

By:  Robert N. Shuster

Its:  Executive Vice President and

Chief Financial Officer